UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Amendment No. 2

                                       To

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 1999

                          Commission File Number 0-9940

                               FINGERMATRIX, INC.
             (Exact name of registrant as specified in its charter)

            New York                                   13-2854686
(State or other jurisdiction of
 incorporation or organization)             (IRS Employer Identification Number)

249 Saw Mill River Road, Elmsford, New York                      10523
(Address of principal executive offices)                       (Zip Code)

                                 (914) 592-5930
              (Registrant's telephone number, including area code)

Item 1.  Changes in Control of Registrant

         As previously reported, on April 28, 1999, in a share exchange with The Trinity Group, Inc. ("Trinity"), a privately held Delaware Corporation, the Registrant acquired all of the issued and outstanding shares, common and preferred, of SES Acquisition Corp. in exchange for 85% of the equity and voting power of the Registrant consisting of 10,571,607 shares of common stock and 93,654 shares of series A 2% Voting Convertible Redeemable Preferred stock of the Registrant.

         SES Acquisition Corp. is the sole stockholder of Sequential Electronic System, Inc., which designs and manufactures electro-optical products and S-Tech, Inc., which designs and manufactures specialized vending machines and a variety of avionics equipment. It also owns a 50.1% interest in FMX, Inc., which is developing electronic fingerprint identification technology.

         The share exchange transaction is accounted for as a reverse acquisition, with SES Acquisition Corp. being the surviving company for accounting purposes. In accounting for the reverse acquisition, the equity of SES Acquisition Corp., as the surviving company, and Fingermatrix, as the acquired company, has been recapitalized and the financial statements reflect the results of operations of the Company and SES Acquisition Corp. from the date of the reverse acquisition forward. The financial statements prior to the date of the reverse merger reflect the financial position and results of operations of SES Acquisition Corp.

         This report amends the Registrant's report on Form 8-K, initially filed on May 13, 1999 to provide the pro forma combined financial statements of the Registrant and Sequential Electronic Systems, Inc., S-Tech, Inc.
and FMX, Inc.


Item 7.  Financial Statements and Exhibits.

F-1      Pro Forma Combined Financial Statements of the Registrant and
          Sequential Electronic Systems, Inc., S-Tech, Inc. and FMX, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINGERMATRIX, INC.

/S/______________     Chief Executive Officer and Director      November 4, 1999
Lewis S. Schiller     (Principal Executive and Accounting Officer)

                               Fingermatrix, Inc.
                Pro Forma Condensed Combined Financial Statements
                                    Unaudited

         The following pro forma condensed combined balance sheet as of March 31, 1999 and the condensed combined statement of operations for the three months ended March 31, 1999 and the year ended December 31, 1998 give affect to Fingermatrix, Inc.'s ("Fingermatrix" or the "Company") reverse acquisition with SES Acquisition Corp.
("SESA").

         The pro forma financial information is based on the historical financial statements of Fingermatrix and SESA's subsidiaries Sequential Electronic Systems , Inc. ("SES"), S-Tech, Inc. ("S-Tech") and FMX, Inc. ("FMX") as of March 31, 1999 and for the three months ended March 31, 1999 and the year ended December 31, 1998, giving effect to the reverse acquisition and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

         The pro forma balance sheet gives effect to the reverse acquisition as if it occurred on the balance sheet date. The pro forma statement of operations for the three months ended March 31, 1999 and the year ended December 31, 1998 give effect to the reverse acquisition as if it had occurred at the beginning of the respective periods.

         The pro forma combined financial statements have been prepared by the Company's management based upon the historical financial statements of Fingermatrix and SESA's subsidiaries. These pro forma financial statements may not be indicative of what would have occurred if the reverse acquisition had actually occurred on the indicated dates and they may not be indicative of future results of operations.

                               Fingermatrix, Inc.
    Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1999

                                                  Historical                           Pro Forma Adjustments
                               -----------------------------------------------------   ---------------------    Pro Forma
                               Fingermatrix        SES          S-Tech         FMX        Debit     Credit      Combined
                               ------------        ---          ------         ---        -----     ------      --------
Assets:
 Cash and cash equivalents            --      $    45,163     $  28,243           --        --        --     $    73,406
 Inventories, net                     --        1,632,625       637,694           --        --        --       2,270,319
 Accounts receivable, net             --          249,306        41,433           --        --        --         290,739
 Other current assets                 --           32,580         3,151     $  8,348        --        --          44,079
                                               ----------      --------       ------                          ----------
  Total current assets                --        1,959,674       710,521        8,348        --        --       2,678,543
                                               ----------      --------       ------                          ----------

 Furniture, fixtures and
  equipment, net               $  90,000           30,993        22,254           --        --        --         143,247
                                --------       ----------      --------      -------                          ----------

 Other assets:
  Patents, net                    97,833               --            --           --        --        --          97,833
  Other assets                        --           27,921        18,168           --        --        --          46,089
                                --------       ----------      --------      -------                          ----------
   Total other assets             97,833           27,921        18,168           --        --        --         143,922
                                --------       ----------      --------      -------                          ----------

    Total assets               $ 187,833      $ 2,018,588     $ 750,943     $  8,348        --        --     $ 2,965,712
                                ========       ==========      ========      =======                          ==========


   See notes to unaudited pro forma condensed combined financial statements.

                               Fingermatrix, Inc.
    Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1999

                                                     Historical                           Pro Forma Adjustments
                                  -----------------------------------------------------   -----------------------       Pro Forma
                                  Fingermatrix        SES          S-Tech         FMX          Debit       Credit        Combined
                                  ------------        ---          ------         ---          -----       ------        --------
Liabilities and shareholders'
 equity:
 Liabilities:
  Loan payable, related party              --    $   361,110     $  260,533                         --          --       $  621,643
  Current debt                   $    425,000        448,543             --                $   425,000 A        --          448,543
  Accounts payable trade              274,166        146,049        155,513                    116,734 A        --          458,994
  Accrued expenses                    108,803        175,694        132,585     $  5,687       113,063 A        --          309,706
  Capitalized lease obligations            --         20,965             --           --            --          --           20,965
                                  -----------     ----------      ---------      -------      --------                    ----------
   Current liabilities                807,969      1,152,361        548,631        5,687       654,797          --        1,859,851
                                  -----------     ----------      ---------      -------      --------                    ----------
 Shareholders' equity (deficit):
  Preferred stock, at par                  --             --             --           --            --    $        63  A      1,000
                                                                                                                  937  B
  Additional paid-in capital,
   preferred stock                         --             --             --           --            --      1,084,202  A  1,084,202
  Common stock, at par                 94,294          1,000          1,500          100         2,600 B      105,706  B    200,000
  Additional paid-in-capital,
  common stock                     61,993,172      3,690,000      4,176,881          900    62,912,958 B           --     6,947,995
  Accumulated deficit             (62,707,602)    (2,824,773)    (3,976,069)       1,661       429,468 A   62,808,915  B (7,127,336)
                                   ----------     ----------      ---------      -------    ----------     ----------     ---------
   Total shareholders' equity
    (deficit)                        (620,136)       866,227        202,312        2,661    63,345,026     63,999,823     1,105,861
                                   ----------     ----------      ---------      -------    ----------     ----------     ---------
    Total liabilities and
     shareholders' equity
     (deficit)                  $     187,833    $ 2,018,588     $  750,943     $  8,348   $63,999,823    $63,999,823    $2,965,712
                                  ===========     ==========      =========      =======    ==========     ==========     =========

    See notes to unaudited pro forma condensed combined financial statements.

                               Fingermatrix, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                    for the Three Months Ended March 31, 1999

                                                    Historical                           Pro Forma Adjustments
                                 -----------------------------------------------------   ---------------------    Pro Forma
                                 Fingermatrix        SES          S-Tech         FMX        Debit     Credit      Combined
                                 ------------        ---          ------         ---        -----     ------      --------
Sales                                     --     $  468,233      $   76,926         --           --       --    $   545,159
Cost of sales                             --        284,939         115,158         --           --       --        400,097
                                                  ---------       ---------                                      ----------
 Gross profit                             --        183,294         (38,232)        --           --       --        145,062
                                                  ---------       ---------                                      ----------
Costs and expenses:
 Compensation expense from
  issuance of stock                       --             --              --         --   $  429,468 A     --        429,468
 Selling, general and
  administrative expense                  --        290,757          71,523         --           --       --        362,280
 Interest and financing fees      $   10,531         39,587              --         --           --       --         50,118
 Depreciation and amortization         3,552          4,880          11,496         --           --       --         19,928
                                   ---------      ---------       ---------               ---------              ----------
  Total costs and expenses            14,083        335,224          83,019         --      429,468       --        861,794
                                   ---------      ---------       ---------               ---------              ----------
Loss before extraordinary item       (14,083)      (151,930)       (121,251)               (429,468)      --       (716,732)
Extraordinary gain on debt
 forgiveness                         115,396             --              --         --           --       --        115,396
                                   ---------      ---------       ---------               ---------              ----------
Net income (loss)                 $  101,313     $ (151,930)     $ (121,251)        --   $ (429,468)      --    $  (601,336)
                                   =========      =========       =========               =========              ==========
Basic and diluted earnings
 (loss) per common share:
 Loss before extraordinary item   $    (0.00)                                                                   $     (0.04)
 Extraordinary gain on debt
  forgiveness                     $     0.01                                                                    $      0.01
                                   ---------                                                                     ----------
 Net income (loss)                $     0.01                                                                    $     (0.03)
                                   =========                                                                     ==========
Weighted average number of
 common shares                     9,429,400                                                                     20,000,000
                                   =========                                                                     ==========

    See notes to unaudited pro forma condensed combined financial statements.

                               Fingermatrix, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                      for the Year Ended December 31, 1998

                                                  Historical                           Pro Forma Adjustments
                                -----------------------------------------------------   ---------------------    Pro Forma
                                 Fingermatrix        SES          S-Tech         FMX        Debit     Credit      Combined
                                 ------------        ---          ------         ---        -----     ------      --------
Sales                                    --     $ 2,184,487     $   586,814        --          --         --    $ 2,771,301
Cost of sales                            --       1,712,898         663,607        --          --         --      2,376,505
                                                 ----------      ----------                                      ----------
 Gross profit                            --         471,589         (76,793)       --          --         --        394,796
                                                 ----------      ----------                                      ----------
Costs and expenses:
 Compensation expense from
  issuance of stock                      --              --              --        --   $ 429,468 A       --        429,468
 Selling, general and
  administrative expense         $  160,000         688,477         264,040   $ 1,216          --         --      1,113,733
 Interest and financing fees         50,000         134,400           5,367        --          --         --        189,767
 Depreciation and amortization           --          26,790          45,491        --          --         --         72,281
                                  ---------      ----------      ----------    ------    --------                ----------
  Total costs and expenses          210,000         849,667         314,898     1,216     429,468                 1,805,249
                                  ---------      ----------      ----------    ------    --------                ----------
Net loss                         $ (210,000)    $  (378,078)    $  (391,691)  $(1,216)  $(429,468)              $(1,410,453)
                                  =========      ==========      ==========    ======    ========                ==========

Basic and diluted loss per common
 share                           $    (0.02)                                                                    $     (0.07)
                                  =========                                                                      ==========
Weighted average number of common
 shares                           9,429,400                                                                      20,000,000
                                  =========                                                                      ==========

    See notes to unaudited pro forma condensed combined financial statements.

                               Fingermatrix, Inc.
      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note A - Extinguishment of Subordinated Debt

         As a part of the reverse acquisition, certain creditors of the Company accepted 6,346 shares of the Series A Preferred Stock in exchange for their aggregate debt, which had a book value of approximately $654,797. The 6,346 Series A Preferred shares have an aggregate par value of $63 and are convertible into 4,714,443 common shares of the Company and using the Black-Scholes option valuation formula, the value of such shares was determined to be approximately $1,084,202, resulting in $429,468 of compensation expense from issuance of the stock. The pro forma adjustments related to the debt extinguishment are as follows:

Valuation of the preferred stock:
 Preferred, par value (6,346 shares at $0.01 par value)  $       63
 Additional paid-in capital, preferred stock              1,084,202   $1,084,265
                                                          ---------
Obligations extinguished at book value:
 Current debt                                               425,000
 Accounts payable, trade                                    116,734
 Accrued expenses                                           113,063      654,797
                                                          ---------      -------

Compensation Expense                                                  $  429,468
                                                                       =========

Note B - Recapitalization of Equity

         As a part of the reverse acquisition, the Company acquired all of the issued and outstanding shares, common and preferred, of SESA in exchange for 85% of the equity and voting power of the Company consisting of 10,571,607 shares of common stock and 93,654 shares of series A 2% Voting Convertible Redeemable Preferred stock of the Company.

         In accounting for the reverse acquisition, the equity of SESA, as the surviving company, and Fingermatrix, as the acquired company, is recapitalized whereby, the beginning period balance in the accumulated deficit account reflects the beginning accumulated deficit of SESA and the preferred and common capital accounts reflect that of the Company. The pro forma adjustments related to the share exchange are as follows:

                               Fingermatrix, Inc.
      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Share exchange:
 Issuance of the Company's stock:
  Preferred stock (93,654 at $0.01 par value)                                             $        937
  Common stock (10,571,607 shares at $0.01 par value)                                          105,706
 Elimination of SESA capital accounts:
  Common, par values                                                                            (2,600)

Recapitalize Fingermatrix's prior accumulated deficit:
 Fingermatrix historical accumulated deficit                     $   (62,707,602)
  Less net income for the three months ended March 31, 1999
                                                                        (101,313)           62,808,915
                                                                  --------------           -----------
Recapitalization to additional paid-in capital, common                                    $ 62,912,958
                                                                                           ===========